                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                     PARTICIPATION AGREEMENT AMENDMENT NO. 1

                          dated as of November 22, 2002

                                      among

                              USEB AIRCRAFT LIMITED
               as Initial Borrower Party and Initial Lessor Party

                              GEARY LEASING LIMITED
                             JACKSON LEASING LIMITED
                           JACKSON LEASING CORPORATION
                        JACKSON LEASING (IRELAND) LIMITED
                        JACKSON LEASING (CYPRUS) LIMITED
                         each as an Initial Lessee Party

                             KEARNY LEASING LIMITED
                                as a Lessee Party

                               WALKERS SPV LIMITED
      not in its individual capacity except as expressly set forth herein, but solely as Trustee of the USEB Aircraft Trust
                            as Initial Lessor Parent

                                BARCLAYS BANK PLC
                                as Initial Lender

                                BARCLAYS BANK PLC
                        as Facility Agent for the Lenders

                        WELLS FARGO BANK NORTHWEST, N.A.
               not in its individual capacity, except as expressly
                           provided herein, but solely
                               as Security Trustee

                           GATX FINANCIAL CORPORATION
                                 as a Guarantor

                                       and

                     EXPORT-IMPORT BANK OF THE UNITED STATES

                    ----------------------------------------
                     Ten (10) Boeing Model 737-800 Aircraft
                    ----------------------------------------

           Ex-Im Bank Guarantee No. AP077971XX - United States - GATX

                       Milbank, Tweed, Hadley & McCloy LLP

                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

            THIS AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT, dated as of November 22, 2002 (this "AMENDMENT"), by and among (1) USEB AIRCRAFT LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands (the "INITIAL BORROWER PARTY" or the "INITIAL LESSOR PARTY"); (ii) JACKSON LEASING LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands ("CAYMAN LESSEE PARTY NO. 1"); (iii) GEARY LEASING LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands ("CAYMAN LESSEE PARTY NO. 2"); (iv) JACKSON LEASING CORPORATION, a Delaware corporation ("DELAWARE LESSEE PARTY"): (v) JACKSON LEASING (IRELAND) LIMITED, a company duly organized and validly existing under the laws of Ireland ("IRISH LESSEE PARTY"); (vi) JACKSON LEASING (CYPRUS) LIMITED, a company duly organized and validly existing under the laws of Cyprus ("CYPRIOT LESSEE ", and, together with Cayman Lessee Party No. 1, Cayman Lessee Party No. 2, Delaware Lessee Party and Irish Lessee Party, the "INITIAL LESSEE PARTIES"); (vii) KEARNY LEASING LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands ("CAYMAN LESSEE PARTY NO. 3", and together with the Initial Lessee Parties, the "LESSEE PARTIES"); (viii) WALKERS SPV LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands, not in its individual capacity except as expressly set forth herein, but solely as trustee of the USEB Aircraft Trust ("LESSOR PARENT"); (ix) BARCLAYS BANK PLC, a public limited company incorporated and existing under the laws of England and Wales, as the initial Lender (the "INITIAL LENDER"); (x) BARCLAYS BANK PLC, a public limited company incorporated and existing under the laws of England and Wales, as Facility Agent for the Lenders under the Operative Documents (the "FACILITY AGENT"); (xi) WELLS FARGO BANK NORTHWEST, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, not in its individual capacity, except as expressly provided herein, but solely as Security Trustee (the "SECURITY TRUSTEE"); (xii) GATX FINANCIAL CORPORATION, a Delaware corporation ("GFC" and together with GATX Corp, the "GUARANTORS"); and (xiii) EXPORT-IMPORT BANK OF THE UNITED STATES ("EX-IM BANK"), amends that certain Participation Agreement dated as of April 30, 2002, by and among the Initial Borrower Party, the Initial Lessee Parties, the Lessor Parent, the Initial Lender, the Facility Agent, the Security Trustee, GFC and Ex-Im Bank, as supplemented by the Designation Letter dated November 22, 2002 in respect of Cayman Lessee Party No. 3 (the "ORIGINAL PARTICIPATION AGREEMENT").

                                   WITNESSETH:

            WHEREAS, except as otherwise defined in this Amendment, capitalized terms used herein shall have the meanings attributed thereto in the Original Participation Agreement; and

            WHEREAS, in connection with the Designation of Cayman Lessee Party No. 3, GFC requests that the Original Participation Agreement be amended in certain respects as set forth herein;

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            WHEREAS, it is a condition to the Designation of Cayman Lessee Party
No. 3 that concurrently therewith the parties agree to amend the Original Participation Agreement in the manner set forth herein; and

            WHEREAS, the parties hereto desire to amend the Original Participation Agreement in certain respects in connection with such Designation.

            NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

            Section 1. Amendment to the Original Participation Agreement.
Section 10(c) of the Original Participation Agreement is hereby amended by substituting the phrase ", (6) any Designation or Substitution, (7) any representation or warranty made by GFC or such Lessee in a Designation Letter or Substitution Supplement being incorrect at the time made or at anytime thereafter, and, (8) in the case of the Designation of Kearny Leasing Limited, any Liabilities (as defined in the applicable Designation Letter) of Kearny Leasing Limited" for the phrase "or (6) any Designation or Substitution".

            Section 2. GFC Consent: Representation; Covenant.

            (a) GFC hereby consents, for the purposes of Section 5(b) of the GATX Guarantee, to this Amendment.

            (b) GFC hereby represents and warrants to each other party hereto that GATX Corp has knowledge of this Amendment.

            (c) GFC hereby covenants and agrees with each other party hereto that it shall provide a copy of this Amendment to GATX Corp and send to the Security Trustee GATX Corp's written acknowledgement of receipt of the same as soon as practicable, but no later than December 31, 2002.

            Sections 3. Notice of Change of Address. As contemplated by Section 33(c) of the Original Participation Agreement, the Security Trustee hereby notifies the other parties hereto that effective immediately its address for notices shall be:

                  Wells Fargo Bank Northwest, N.A.
                  299 South Main Street, 12th Floor
                  Salt Lake City, Utah 84111
                  Attention: Corporate Trust Services
                  Telephone: 801-246-5630
                  Fax: 801-246-5053.

            Sections 4. Ratification. Except as otherwise expressly set forth herein, all terms and conditions of the Original Participation Agreement are ratified and confirmed, shall remain in full force and effect and are hereby incorporated by this reference herein to the same extent as if fully set forth herein.

            Section 5. Designation of a Lessee Party. Effective as of the Designation Date for Cayman Lessee Party No. 3, Cayman Lessee Party No. 3 shall be a party to the Participation Agreement and shall have the rights and obligations of a Lessee Party as set forth in the Participation Agreement, as amended hereby.

            Section 6. Captions. The headings of the various Sections of this Amendment are for convenience of reference only and shall not modify, expand or limit any of the terms or provisions of this Amendment.

            Section 7. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            Section 8. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                            [signature pages follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement Amendment No. 1 to be duly delivered in the State of New York and executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            INITIAL LESSOR PARTY AND INITIAL
                                            BORROWER PARTY

Executed as a Deed                          USEB AIRCRAFT LIMITED
By USEB AIRCRAFT LIMITED
In the presence of:

/s/ JEFFERY BELL                            By: /s/ Geoffrey White
-----------------------------                   -----------------------------
Witness : JEFFERY BELL                      Name:  Geoffrey White
          TRAINEE SOLICILOR                 Title: Attorney-in-fact

                                            INITIAL LESSEE PARTIES

Executed as a Deed                          GEARY LEASING LIMITED
By GEARY LEASING LIMITED
In the presence of:                         By /s/ Stephen Moulton
                                               ------------------------------
                                            Name : Stephen Moulton
[ILLEGIBLE SIGNATURE]                       Title: Attorney-in-fact
-----------------------------
Witness

Executed as a Deed                          JACKSON LEASING LIMITED
By GEARY JACKSON LEASING LIMITED
In the presence of:                         By /s/ Stephen Moulton
                                               ------------------------------
                                            Name : Stephen Moulton
[ILLEGIBLE SIGNATURE]                       Title: Attorney-in-fact
-----------------------------
Witness

                                            JACKSON LEASING CORPORATION

                                            By /s/ Stephen Moulton
                                               ------------------------------
                                            Name : Stephen Moulton
                                            Title: Attorney-in-fact


                                            JACKSON LEASING (IRELAND) LIMITED

                                            By /s/ Stephen Moulton
                                               ------------------------------
                                            Name : Stephen Moulton
                                            Title: Attorney-in-fact

                                               JACKSON LEASING (IRELAND) LIMITED

                                               By: /s/ Geoffrey White
                                                   -----------------------------
                                               Name:  Geoffrey White
                                               Title: Attorney-in-fact

                                            JACKSON LEASING (CYPRUS) LIMITED

                                            By /s/ STEPHEN MOULTON
                                               ------------------------------
                                            Name : STEPHEN MOULTON
                                            Title: ATTORNEY-IN-FACT

                                            LEASING PARTY

Executed as a Deed                          KEARNY LEASING LIMITED
By KEARNY LEASING LIMITED
In the presence of:                         By /s/ STEPHEN MOULTON
                                               ------------------------------
                                            Name : STEPHEN MOULTON
[ILLEGIBLE SIGNATURE]                       Title: ATTORNEY-IN-FACT
-----------------------------
Witness

                                            INITIAL LESSOR PARENT

                                            WALKER SPY LIMITED, not in its
                                            individual capacity except as
                                            expressly set forth herein, but
                                            solely acting in its capacity as
                                            trustee of the USEB Aircraft Trust

                                            By: /s/ GEOFFREY WHITE
                                                -----------------------------
                                            Name:  GEOFFREY WHITE
                                            Title: ATTORNEY-IN-FACT

                                            FACILITY AGENT

                                            BARCLAYS BANK PLC

                                            By: /s/ NICHOLAS A. BELL
                                                -----------------------------
                                            Name: NICHOLAS A. BELL
                                            Title:DIRECTOR
                                                  LOAN TRANSACTION MANAGEMENT

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                                            SECURITY TRUSTEE

                                            WELLS FARGO BANK NORTHWEST,
                                            NATIONAL ASSOCIATION, not in its
                                            individual capacity, except as
                                            expressly provided herein, but
                                            solely as Security Trustee

                                            By: /s/ BRETT R. KING
                                                -----------------------------
                                            NAME: BRETT R. KING
                                            Title: VICE PRESIDENT

                                            EX-IM BANK

                                            EXPORT IMPORT BANK OF THE UNITED
                                            STATES

                                            By:/s/[ILLEGIBLE]
                                               ------------------------------
                                            Name:____________________________
                                            Title:___________________________


                                            GUARANTOR

                                            GATX FINANCIAL CORPORATION

                                            By: /s/ THOMAS C. NORD
                                                -----------------------------
                                            Name: THOMAS C. NORD
                                            Title:MANAGING DIRECTOR, GATX
                                                  CAPITAL DIVISION